UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2012

MID PENN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

717-692-2133
(Registrant's telephone number, including area code)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K

Item 7.01. Regulation FD Disclosure.

On December 13, 2012, Mid Penn Bancorp, Inc. ("Mid Penn") announced that its Board of Directors has declared a dividend of $0.05 per common share based on expected earnings for the fourth quarter of 2012. Payment of the dividend that is normally paid in the first quarter will be accelerated to December 31, 2012, and the dividend will be payable to shareholders of record on December 24, 2012. Mid Penn issued a press release describing the reasons for accelerating the payment of the dividend from the first quarter of 2013, a copy of which is being furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated December 13, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Dated:December 13, 2012	/s/ RORY G. RITRIEVI Rory G. Ritrievi President and Chief Executive Officer